EXHIBIT 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER/PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Kyle Madej, the President of Sentinel Holdings Ltd. (the “Company”), hereby certify, that, to my knowledge:

1.

The Quarterly Report on Form 10-Q for the period ended September 30, 2025 (the "Report") of the Company fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 19, 2025	By:	/s/ Kyle Madej
Kyle Madej
President (Principal Executive Officer) (Principal Financial Officer)